UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                 October 5, 2004
                                ----------------

                            CompX International Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

        Delaware                   1-13905                   57-0981653
   -------------------        ------------------          -----------------
     (State or other             (Commission                (IRS Employer
     jurisdiction of             File Number)               Identification
     incorporation)                                             No.)

   5430 LBJ Freeway, Suite 1700, Dallas, Texas               75240-2697
   ---------------------------------------------            ------------
    (Address of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 448-1400
                                 --------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]    Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12  under  the Exchange Act
         (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to  Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under  the
         Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

     On October 5, 2004, CompX International Inc., a Delaware corporation ("CompX"), became eligible to file consolidated returns of federal income taxes with NL Industries, Inc., a New Jersey corporation and a parent corporation of CompX ("NL"), and Contran Corporation, a Delaware corporation and the parent of NL and CompX ("Contran"). Accordingly, CompX, NL and Contran entered into a Tax Agreement executed on October 5, 2004 but effective as of October 1, 2004 (the "Tax Agreement"). The Tax Agreement provides that NL and its qualifying subsidiaries, including CompX, compute provisions for U.S. income taxes on a separate-company basis using the tax elections made by Contran. Pursuant to the Tax Sharing Agreement and using the tax elections made by Contran, CompX will make payments to, or receive payments from NL, in amounts it would have paid to or received from the U.S. Internal Revenue Service had it not been a member of NL's consolidated tax group but instead was a separate taxpayer. Refunds to CompX are generally limited to amounts previously paid under the Tax Sharing Agreement.

     The description of the Tax Agreement is qualified in its entirety by the terms of the actual document filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

     (c) Exhibits.

      Item No.       Exhibit Index
      ----------     ----------------------------------------------------------

      10.1 Tax Agreement executed on October 5, 2004 but effective as of October 1, 2004 among NL Industries, Inc., Contran Corporation and CompX International Inc.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CompX International Inc.
                                         (Registrant)




                                         By:    /s/ Darryl R. Halbert
                                                ----------------------------
                                                Darryl R. Halbert
                                                Vice President, Chief Financial
                                                Officer and Controller



Date:  October 8, 2004

                                INDEX TO EXHIBITS


      Exhibit No.    Description
      ----------     ----------------------------------------------------------

      10.1 Tax Agreement executed on October 5, 2004 but effective as of October 1, 2004 among NL Industries, Inc., Contran Corporation and CompX International Inc.